Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) June 28, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on June 17, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on June 17, 2002 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: June 28, 2002



I.  ORIGINAL DEAL PARAMETERS

    (A) Initial Pool Principal Balance                                                                       $ 416,788,877.53
    (B) Initial Certificates Principal Balance                                                               $ 401,190,000.00
        (i)    Initial Class A-1    Certificate Principal Balance              $ 85,000,000.00
                                    Certificate Amount Percentage                                                    20.39%
                                    Certificate Pass-through Rate                                                     2.00%
        (ii)   Initial Class A-2    Certificate Principal Balance              $ 76,000,000.00
                                    Certificate Amount Percentage                                                    18.23%
                                    Certificate Pass-through Rate                                                     7.58%
        (iii)  Initial Class A-3    Certificate Principal Balance              $ 50,000,000.00
                                    Certificate Amount Percentage                                                    12.00%
                                    Certificate Pass-through Rate                                                     7.83%
        (iv)   Initial Class A-4    Certificate Principal Balance              $ 74,531,000.00
                                    Certificate Amount Percentage                                                    17.88%
                                    Certificate Pass-through Rate                                                     8.29%
        (v)    Initial Class A-5    Certificate Principal Balance              $ 25,000,000.00
                                    Certificate Amount Percentage                                                     6.00%
                                    Certificate Pass-through Rate                                                     8.32%
        (vi)   Initial Class M-1    Certificate Principal Balance              $ 29,178,000.00
                                    Certificate Amount Percentage                                                     7.00%
                                    Certificate Pass-through Rate                                                     8.51%
        (vii)  Initial Class M-2    Certificate Principal Balance              $ 20,841,000.00
                                    Certificate Amount Percentage                                                     5.00%
                                    Certificate Pass-through Rate                                                     9.00%
        (viii) Initial Class B-1    Certificate Principal Balance              $ 18,757,000.00
                                    Certificate Amount Percentage                                                     4.50%
                                    Certificate Pass-through Rate                                                     9.00%
        (ix)   Initial Class B-2    Certificate Principal Balance              $ 21,883,000.00
                                    Certificate Amount Percentage                                                     5.25%
                                    Certificate Pass-through Rate                                                     0.00%

    (C) Initial Weighted Average Coupon (WAC)                                                                        10.90%
    (D) Initial Weighted Average Original Maturity (WAOM)                                                            325.00 months
    (E) Initial Weighted Average Remaining Maturity (WAM)                                                            323.00 months
    (F) Initial Number of Receivables                                                                                 9,828
    (G) Servicing Fee Rate                                                                                            1.00%
    (H) Credit Enhancement
        (i)    Reserve Fund Initial Deposit Percentage                                                                0.00%
        (ii)   Reserve Fund Target %                                                                                  0.00%
        (iii)  Target Overcollateralization Percentage Prior to Crossover Date                                        5.25%
        (iv)   Target Overcollateralization Percentage After Crossover Date                                           9.19%
        (v)    Target Overcollateralization Floor                                                                     1.25%
        (vi)   Target Credit Enhancement % Prior to Crossover Date                                                    5.25%
        (vii)  Target Credit Enhancement % After Crossover Date                                                       9.19%
        (viii) Target Credit Enhancement Floor                                                                        1.25%
        (ix)   Target Credit Enhancement Amount                                                              $ 21,881,416.07
    (I) Crossover Date Tests
               Earliest Crossover Date                                                                             Feb-2005
               Percent of Initial Suboridnation Percentage                                                          186.00%
    (J) Class B-2 Floor Percentage (of Initial Pool Balance)                                                          0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A) Beginning Pool Schedule Balance                                                                      $ 338,728,432.59
    (B) Beginning Pool Factor                                                                                    81.270987%
    (C) Ending Pool Schedule Balance                                                                         $ 332,101,133.75
    (D) Ending Pool Factor                                                                                       79.680901%
    (E) Ending Total Certificate Balance (after Current Distributions)                                       $ 332,101,133.75
    (F) Current Overcollateralization Amount (after Current Distributions)                                              $ -
    (G) Weighted Average Coupon (WAC)                                                                                10.86%
    (H) Weighted Average Remaining Maturity (WAM)                                                                    299.18 months
    (I) Ending Number of Receivables                                                                                  7,906


III.COLLECTION CALCULATIONS

    (A) Interest

        (i)    Scheduled Interest Collections durring Current Period                                           2,513,589.14
        (ii)   Paid Ahead Interest Collections applied to Current Period                                          47,154.04
        (iii)  Net Servicer Advance                                                                              361,816.24
        (iv)   Liquidation Proceeds Attributable to Interest                                                     229,958.66
        (v)    Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                         0.00
        (vi)   Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                    0.00
        (vii)  Recoveries on Previously Liquidated Contracts                                                      55,360.26
                                                                                                             ---------------
        (viii) Total Interest Amount Available for Distribution                                                3,207,878.34

    (B) Principal

        (i)    Scheduled Principal Collections                                                                   214,696.41
        (ii)   Full and Partial Principal Prepayments                                                            766,825.14
        (iii)  Paid Ahead Principal Collections Applied to Current Period                                          5,811.13
        (iv)   Net Servicer Advance                                                                               30,562.63
        (v)    Liquidation Proceeds Attributable to Principal                                                  1,028,266.91
        (vi)   Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                            0.00
        (vii)  Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                       0.00
        (viii) Other Principal Amounts                                                                                 0.00
                                                                                                             ---------------
        (ix)   Total Principal Amount Available for Distribution                                               2,046,162.22


IV. DISTRIBUTION CALCULATIONS

    (A)        Total Interest Available for Distribution                                                       3,207,878.34
    (B)        Total Principal Available for Distribution                                                      2,046,162.22
    (C)        Reserve Fund Draw Amount Required                                                                       0.00
    (D)        Draw on Letter of Credit for Interest Distribution                                                      0.00
               Less:
               Monthly Servicing Fee                                                                             282,273.69
               Reimbursement to Servicer for Liquidation Expense                                                  11,840.24
               Late Payment Fees, Extension Fees and Other Permitted Fees                                              0.00
               Other Permitted Withdrawals from Certificate Account                                                    0.00
                                                                                                             ---------------
               Available Distribution Amount                                                                   4,959,926.63

               Interest Accrual Period                                                                                   33 days

               Total Interest Amount Due                                                                       2,171,532.97
               Total Interest Distribution Amount                                                              2,171,532.97

               Amount Available for Principal Distribution Amount                                              2,788,393.66
               Principal Distribution Calculation:
               Total Principal Amount Available for Distribution                                               2,046,162.22
               Principal Loss on Liquidated Assets                                                             4,581,136.62
                                                                                                             ---------------
                 Principal Distribution Due                                                                    6,627,298.84
               Principal Distribution Shortfall Carryover Amount (Current Period)                              3,054,036.88
               Accelerated Principal Distribution Amount for Current Period                                            0.00
                                                                                                             ---------------
               Total Principal Amount to be Distributed                                                        3,573,261.96

               Draw on Letter of Credit for Principal Distribution                                                     0.00
               Excess Interest                                                                                   754,071.68
               Reserve Account Deposit                                                                            0.00
               Reserve Account Release                                                                                 0.00
               Class X Distribution Amount                                                                             0.00
               Class R Distribution Amount                                                                             0.00


V.  SERVICER ADVANCE

    (A) Interest
        (i)         Beginning Advance                                                                         13,528,806.57
        (ii)        Monthly Servicer Advance (Reimbursement)                                                     361,816.24
                                                                                                             ---------------
        (iii)       Ending Advance Balance                                                                    13,890,622.81

    (B) Principal
        (i)         Beginning Advance                                                                          1,026,759.46
        (ii)        Monthly Servicer Advance (Reimbursement)                                                      30,562.63
                                                                                                             ---------------
        (iii)       Ending Advance Balance                                                                     1,057,322.09

    (C) Total Servicer Advance
        (i)         Beginning Advance                                                                         14,555,566.03
        (ii)        Monthly Servicer Advance (Reimbursement)                                                     392,378.87
                                                                                                             ---------------
        (iii)       Ending Advance Balance                                                                    14,947,944.90

VI. CREDIT ENHANCEMENT

    (A) Overcollateralization

        (I)    Target Overcollaterallization Amount                                                           21,881,416.07
        (ii)   Beginning Balance                                                                               3,054,036.88
        (iii)  Write Down for Certificate Distributions                                                        3,054,036.88
        (iv)   Overcollaterallization Addition Amount                                                                  0.00
        (v)    Overcollaterallization Reduction Amount                                                                 0.00
        (vi)   Ending Balance                                                                                          0.00

    (B) Reserve Fund (if applicable)

        (i)    Required Reserve Fund Balance                                                                           0.00
        (ii)   Beginning Reserve Fund Balance                                                                          0.00
        (iii)  Draws for Certificate Distributions                                                                     0.00
        (iv)   Excess Interest Deposited                                                                               0.00
        (v)    Reserve Fund Release                                                                                    0.00
        (vi)   Ending Reserve Fund Balance                                                                             0.00

    (C) Letter of Credit (if applicable)
        (i)    Beginning LC Balance                                                                                    0.00
        (ii)   Draw on LC for Interest Distribution                                                                    0.00
        (iii)  Draw on LC for Principal Distribution                                                                   0.00
               Ending Balance                                                                                          0.00


VII.CERTIFICATE DISTRIBUTIONS

    (A) Senior Certificates - Interest

        (i)    Class A-1
                                    Pass-Through Rate                                                                 2.00%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                    $ 45,872.12
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                               $ 45,872.12
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 0.54

        (ii)   Class A-2
                                    Pass-Through Rate                                                                 7.58%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 467,972.19
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 467,972.19
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.16

        (iii)  Class A-3
                                    Pass-Through Rate                                                                 7.83%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 318,240.60
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 318,240.60
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.36

        (iv)   Class A-4
                                    Pass-Through Rate                                                                 8.29%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 502,244.63
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 502,244.63
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.74

        (v)    Class A-5
                                    Pass-Through Rate                                                                 8.32%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 169,078.02
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 169,078.02
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.76

    (B) Subordinate Certificates - Interest

        (i)    Class M1
                                    Pass-Through Rate                                                                 8.51%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 207,017.91
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 207,017.91
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.10

        (ii)   Class M2
                                    Pass-Through Rate                                                                 9.00%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 156,307.50
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 156,307.50
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.50

        (iii)  Class B1
                                    Pass-Through Rate                                                                 9.00%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 140,677.50
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 140,677.50
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.50

        (iv)   Class B2
                                    Pass-Through Rate                                                                 9.00%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 164,122.50
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 164,122.50
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.50

    (C) Senior Certificates - Principal

        (i)    Class A-1
                                    Initial Certificate Balance                                               85,000,000.00
                                    Initial Certificate Percentage                                                   20.39%
                                    Beginning Certificate Balance                                             25,021,155.40
                                    Current Principal Due                                                        596,633.37
                                    Current Principal Paid                                                       284,752.85
                                    Principal Shortfall Carryover For Current Period                             311,880.53
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                24,736,402.55
                                    Ending Pool Factor                                                                7.45%
                                    Principal Paid per $1000                                                          11.38
                                    Total Class Distribution                                                     284,752.85

        (ii)   Class A-2
                                    Initial Certificate Balance                                               76,000,000.00
                                    Initial Certificate Percentage                                                   18.23%
                                    Beginning Certificate Balance                                             74,134,208.88
                                    Current Principal Due                                                      1,767,741.84
                                    Current Principal Paid                                                       843,683.14
                                    Principal Shortfall Carryover For Current Period                             924,058.70
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                73,290,525.74
                                    Ending Pool Factor                                                               22.07%
                                    Principal Paid per $1000                                                          11.38
                                    Total Class Distribution                                                     843,683.14
        (iii)  Class A-3

                                    Initial Certificate Balance                                               50,000,000.00
                                    Initial Certificate Percentage                                                   12.00%
                                    Beginning Certificate Balance                                             48,772,505.84
                                    Current Principal Due                                                      1,162,988.05
                                    Current Principal Paid                                                       555,054.70
                                    Principal Shortfall Carryover For Current Period                             607,933.36
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                48,217,451.14
                                    Ending Pool Factor                                                               14.52%
                                    Principal Paid per $1000                                                          11.38
                                    Total Class Distribution                                                     555,054.70
        (iv)   Class A-4

                                    Initial Certificate Balance                                               74,531,000.00
                                    Initial Certificate Percentage                                                   17.88%
                                    Beginning Certificate Balance                                             72,701,272.66
                                    Current Principal Due                                                      1,733,573.25
                                    Current Principal Paid                                                       827,375.63
                                    Principal Shortfall Carryover For Current Period                             906,197.62
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                71,873,897.03
                                    Ending Pool Factor                                                               21.64%
                                    Principal Paid per $1000                                                          11.38
                                    Total Class Distribution                                                     827,375.63
        (v)    Class A-5

                                    Initial Certificate Balance                                               25,000,000.00
                                    Initial Certificate Percentage                                                    6.00%
                                    Beginning Certificate Balance                                             24,386,252.93
                                    Current Principal Due                                                        581,494.03
                                    Current Principal Paid                                                       277,527.35
                                    Principal Shortfall Carryover For Current Period                             303,966.68
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                24,108,725.58
                                    Ending Pool Factor                                                                7.26%
                                    Principal Paid per $1000                                                          11.38
                                    Total Class Distribution                                                     277,527.35

    (D) Subordinate Certificates - Principal


        (i)    Class M1
                                    Initial Certificate Balance                                               29,178,000.00
                                    Initial Certificate Percentage                                                    7.00%
                                    Beginning Certificate Balance                                             29,178,000.00
                                    Current Principal Due                                                     29,178,000.00
                                    Current Principal Paid                                                             0.00
                                    Principal Shortfall Carryover For Current Period                                   0.00
                                    Ending Certificate Balance- Excluding Writedowns                          29,178,000.00
                                    Ending Pool Factor                                                                8.79%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                          29,178,000.00
                                    Total Class Distribution                                                           0.00


        (ii)   Class M2
                                    Initial Certificate Balance                                               20,841,000.00
                                    Initial Certificate Percentage                                                    5.00%
                                    Beginning Certificate Balance                                             20,841,000.00
                                    Current Principal Due                                                     20,841,000.00
                                    Current Principal Paid                                                             0.00
                                    Principal Shortfall Carryover For Current Period                                   0.00
                                    Ending Certificate Balance- Excluding Writedowns                          20,841,000.00
                                    Ending Pool Factor                                                                6.28%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                          20,841,000.00
                                    Total Class Distribution                                                           0.00

        (iii)  Class B1
                                    Initial Certificate Balance                                               18,757,000.00
                                    Initial Certificate Percentage                                                    4.50%
                                    Beginning Certificate Balance                                             18,757,000.00
                                    Current Principal Due                                                     18,757,000.00
                                    Current Principal Paid                                                             0.00
                                    Principal Shortfall Carryover For Current Period                                   0.00
                                    Ending Certificate Balance- Excluding Writedowns                          18,757,000.00
                                    Ending Pool Factor                                                                5.65%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                          18,757,000.00
                                    Total Class Distribution                                                           0.00

        (iv)   Class B2
                                    Initial Certificate Balance                                               21,883,000.00
                                    Initial Certificate Percentage                                                    5.25%
                                    Beginning Certificate Balance                                             21,883,000.00
                                    Current Principal Due                                                     21,883,000.00
                                    Current Principal Paid                                                             0.00
                                    Principal Shortfall Carryover For Current Period                                   0.00
                                    Ending Certificate Balance- Excluding Writedowns                          21,883,000.00
                                    Ending Pool Factor                                                                6.35%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                   (784,868.30)
                                    Ending Certificate Balance- Including Writedowns                          21,098,131.70
                                    Total Class Distribution                                                    (784,868.30)

    (E) Total Certificate Balances
                                                                                 Beg of Period                End of Period
        (i)    Aggregate Balance of Certificates                              $ 335,674,395.71               $ 332,101,133.75
        (ii)   Total Certificate Pool Factor                                       83.6696816%                    82.7790159%



VIIIDELINQUENCY INFORMATION
                                                                                    Percent of                   Percent of
    Delinquent Receivables at End of Due Period :          Scheduled Balance      Pool Balance         Units    Total Units
        30-59 Days Delinquent                                $ 26,944,731.19             8.11%           645          8.16%
        60-89 Days Delinquent                                $ 14,513,325.50             4.37%           344          4.35%
        90 Days or More Delinquent                           $ 38,821,520.03            11.69%           883         11.17%
        Homes Repossessed or Foreclosed Upon                 $ 15,797,289.87             4.76%           357          4.52%

        Bankruptcy*   (included in above delinquency)        $ 24,981,046.43             7.52%           571          7.22%

        Extensions granted during period                                                                 133
        Rewrites granted during period                                                                     0

        * The Bankruptcy units and balances are already included in the above delinquency numbers.
           This information is provided for reference only.



IX. REPURCHASED CONTRACTS

    (A) Repurchased Contracts -  Breach of Rep or Warranty
        (i)    Beginning Cumulative Repurchased Contracts since cutoff                                       $ 1,225,016.66
        (ii)   Number of Contracts repurchased this period                                                                -
        (iii)  Repurchase Price of Contracts this period                                                                $ -
        (iv)   Ending Cumulative Repurchased Contracts since cutoff                                          $ 1,225,016.66

    (B) Repurchased Contracts -  Delinquent Loans
        (i)    Beginning Cumulative Repurchased Contracts since cutoff                                                  $ -
        (ii)   Number of Contracts repurchased this period                                                                -
        (iii)  Repurchase Price of Contracts this period                                                                $ -
        (iv)   Ending Cumulative Repurchased Contracts since cutoff                                                     $ -

X.  REPOSSESSION / LOSS INFORMATION
                                                                                                   Units     Scheduled Balance
               Beginning Repossession Inventory                                                     395      $ 17,352,356.53
               Repossessions Incurred                                                               104      $ 4,054,336.87
               Less Repurchase of Delinquent Loans                                                   0                  $ -
               Less Repossessions Sold                                                              142      $ 5,609,403.53
                                                                                               -----------------------------
               Ending Repossession Inventory                                                        357      $ 15,797,289.87

               Principal Balance of Repossessions Liquidated                                                 $ 5,609,403.53
                    Liquidation Proceeds Attributable to Principal                                           $ 1,028,266.91
                                                                                                             ---------------
                         Principal Loss on Liquidation of Repo                                               $ 4,581,136.62
               Reimbursement to Servicer for Liquidation Expense                                                $ 11,840.24
               Recoveries for Previously Liquidated Contracts                                                   $ 55,360.26
                                                                                                             ---------------
               Net Liquidation Loss (Realized Loss)                                                          $ 4,537,616.60

        Recoveries
               Liquidation Proceeds Attributable to Interest                                                   $ 229,958.66
               Liquidation Proceeds Attributable to Principal                                                $ 1,028,266.91
               Recoveries for Previously Liquidated Contracts                                                   $ 55,360.26
                                                                                                             ---------------
               Total Recoveries                                                                              $ 1,313,585.83
               Recovery Percentage of Principal Balance of Repossessions Liquidated                               23%






XI. TRIGGERS

        Has the Crossover Date Occurred?                                                            NO

               Where the Current Distribution Date of                                            06/15/02
               is greater than the Earliest Crossover Date of                                  February 29, 2004
                                    And
               Subordinated Certificates Beginning Principal Balance of                        40,640,000.00
               plus the Current Overcollateralization Amount of                                         0.00
               divided by the Current Beginning Pool Principal Balance of                      338,728,432.59
                                                                                               --------------
               Equals                                                                             12.00%
                                                                                               --------------
                                    And is greater than the:
               Subordinated Initital Certificates Percentage of                                   16.50%
               multiplied by the
               Percentage (as Percent of Initial Class Subordination Percentage)                   175%
                                                                                               --------------
               Equals                                                                             28.88%
                                                                                               --------------



        Principal Distribution Tests:                                        Actual Ratio         Test Ratio     Result

                                                                             Over 60 Days Delinquent
                                                                             --------------------------------
               Current Mo                                                               20.82%
               1st Preceding Mo                                                         21.52%
               2nd Preceding Mo                                                         22.83%
               Average 60 Day Delinquency Ratio:                                        21.72%     5.00%          FAIL

                                                                             Over 30 Days Delinquent
                                                                             --------------------------------
               Current Mo                                                               28.93%
               1st Preceding Mo                                                         29.62%
               2nd Preceding Mo                                                         30.49%
               Average 30 Day Delinquency Ratio:                                        29.68%     7.00%          FAIL




                                                                                                  Net Liquidation Losses
                                                          Ending Pool Bal                      (Realized Losses)
                                                          ------------------------------------------------------------------
               Current Mo                                     332,101,133.75                             4,537,616.60
               1st Preceding Mo                               338,728,432.59                             4,914,786.04
               2nd Preceding Mo                               345,959,228.55                             4,647,279.86
                                    ----------------------------------------------------------------------------------------
                                    Total                   1,016,788,794.89                            14,099,682.50
                                    ----------------------------------------------------------------------------------------
                                    Divided by                             3
                                    -----------------------------------------
                                    Average                   338,929,598.30



               Sum of last 3 months of Losses                                    14,099,682.50
               Divided by 3 month average of Pool Balance                       338,929,598.30
               Annualized  (multiply by 4)                                                   4
               Current Realized Loss Ratio:                                             16.64%         2.75%      FAIL



               Beginning Cumulative Realized Losses                              34,468,349.03
               Net Liquidation Losses (Realized Losses)                           4,537,616.60
                                                                             ------------------
               Ending Cumulative Realized Losses                                 39,005,965.63
               Divided by Initial Pool Principal Balance                        416,788,877.53
               Cumulative Realized Loss Ratio:                                           9.36%         7.00%      FAIL


        Should Principal Be Distributed to the Subordinated Certificates?                                          NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance